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                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NB&T Financial Group, Inc. (the "Company"), on Form 10-Q for the period ended March 31, 2003, dated the date of this Certification (the "Report"), I, Craig F. Fortin, the Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 13, 2003            /s/ Craig F. Fortin
                               -------------------------------------------------
                               Craig F. Fortin
                               Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to NB&T Financial Group, Inc., and will be retained by NB&T Financial Group, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.